UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STELLUS PRIVATE CREDIT BDC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Stellus Private Credit BDC

Online Proxy Materials

Meeting Date: Jun-16-2026

Control Number: 00000000000

To: ATTENDEE NAME

Thank you for requesting an electronic view of your proxy materials.

Please visit https://web.viewproxy.com/stellusprivate/2026 and follow the on-screen instructions to view the meeting materials and cast your vote. Materials may either be viewed online or printed at your convenience.

The link above includes a unique Control Number. Please do not forward or share this email. If for any reason your Control Number is not prefilled, enter the Control Number provided above.

*Please Do Not Reply to this email as the mailbox is not being monitored

Thank you,

Problems or questions?

viewproxy@allianceadvisors.com